U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 17, 2004

                           CTI INDUSTRIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Illinois                    0-23115                          36-2848943
(State or Other             (Commission File Number)         (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)

         22160 North Pepper Road, Barrington, IL                    60010
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (847) 382-1000
              (Registrant's Telephone Number, including Area Code)

Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.         Exhibit
      -----------         -------

      99 Press Release dated May 17, 2004, captioned: "CTI Industries Reports Major Gains in Income for Its First Quarter 2004"

Item No. 12 - Results of Operations and Financial Condition

      On May 17, 2004, CTI Industries Corporation issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2004. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CTI Industries Corporation
                                                   (Registrant)


Date: May 18, 2004                          By: /s/ Howard W. Schwan
                                                ------------------------------
                                                Howard W. Schwan, President